UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 6, 2017, Prudential Financial, Inc. (the “Company”) issued a press release (the “Early Participation Results Press Release”) announcing (i) the early participation results of its private offers to exchange (a) its 6.625% Medium-Term Notes, Series D, due 2037, 5.900% Medium-Term Notes, Series D, due 2036, 5.750% Medium-Term Notes, Series B, due 2033 and 5.400% Medium-Term Notes, Series C, due 2035 for up to $650,000,000 aggregate principal amount of the Company’s new senior notes due 2047 (the “New 2047 Notes”) and (b) its 6.200% Medium-Term Notes, Series D, due 2040, 5.800% Medium-Term Notes, Series D, due 2041, 5.625% Medium-Term Notes, Series D, due 2041 and 5.100% Medium-Term Notes, Series D, due 2043 for up to $650,000,000 aggregate principal amount of the Company’s new senior notes due 2049 (the “New 2049 Notes” and, together with the New 2047 Notes, the “New Notes”) (collectively, the “Exchange Offers”) and (ii) its election to have an early settlement. A copy of the Early Participation Results Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 6, 2017, the Company also issued a press release (the “Pricing Press Release”) announcing (i) the pricing terms of the Exchange Offers and (ii) its election to increase the aggregate principal amount of New 2047 Notes to be issued pursuant to the applicable Exchange Offers from $650,000,000 to $895,778,000 and to increase the aggregate principal amount of New 2049 Notes to be issued pursuant to the applicable Exchange Offers from $650,000,000 to $1,039,497,000. A copy of the Pricing Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 6, 2017, announcing early participation results and early settlement election of Exchange Offers.

99.2	Press Release, dated December 6, 2017, announcing pricing terms and upsize of Exchange Offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name: John M. Cafiero
Title: Vice President and Assistant Secretary

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